UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 31, 2024

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176
Governor’s Square 23
Lime Tree Bay Avenue, Grand Cayman
KY1-1102,
Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): +1 345 814 5772

N/A

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TGAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2024, Shmuel Chafets informed Target Global Acquisition I Corp. (the “Company”) of his decision to resign as Chief Executive Officer (“CEO”) of the Company, effective immediately. Mr. Chafets’ resignation was voluntary and not the result of any disagreement with the operations, policies or practices of the Company. Mr. Chafets shall continue to serve as a director of the Company.

On May 31, 2024, Yaron Valler informed the Company of his decision to resign as Chief Investment Officer of the Company, effective immediately. Mr. Valler’s resignation was voluntary and not the result of any disagreement with the operations, policies or practices of the Company.

On May 31, 2024, the board of directors of the Company appointed Mr. Michael Minnick as CEO of the Company, effective immediately.

Michael Minnick, 58, is a Co-Founder and has been a Managing Partner at IIG Holdings since 2014 and the managing member of CIIG Management III LLC (“CIIG III”) since its inception. Mr. Minnick serves as the Chief Executive Officer of the Company effective May 31, 2024. Since January 2023, Mr. Minnick has served as the Chief Executive Officer and since March 2024, the principal financial and accounting officer of Crown Proptech Acquisitions, a special purpose acquisition company. Mr. Minnick served as co-chief executive officer and a director of CIIG Capital Partners II, Inc. (now known as Zapp Electric Vehicles, Inc.)(“CIIG”) from February 2021 until April 2023 when CIIG completed its initial business combination with Zapp Electric Vehicles Group Limited. Mr. Minnick served as the Chief Investment Officer of CIIG Merger Corp. (“CIIC”) from December 2019 to March 2021 when CIIC closed its initial business combination with Arrival Group. Mr. Minnick has also served as a Director, Co-Founder and Managing Partner of Opus Music Group Investments, LLC since December 2021. From 2019 until March 2021, he was Chief Investment Officer and director of CIIC. Prior to forming IIG Holdings, he was a Co-Founder and Senior Managing Director of Interlink Investment Group, from 2012 to 2014. Mr. Minnick has experience in more than $190 billion in transaction volume, including advisory and debt and equity capital executions at JPMorgan Chase & Co. (NYSE:JPM) and The Royal Bank of Scotland Group plc (NYSE:RBS), or RBS. Mr. Minnick served in various capacities at RBS, from 2004 to 2011, culminating in his service as a Managing Director and Head of Corporate Finance in the Telecom, Media & Technology Group. From 2003 to 2004, Mr. Minnick was the Founder and Chief Executive Officer of Traffic Networks, a startup that developed mobile and online real-time traffic information for the New York Metropolitan markets. From 1996 to 2002, Mr. Minnick served in different positions within Investment Banking at JPMorgan Chase & Co. including the Telecom, Media & Technology Group and the Global Syndicated Finance Group. Prior to joining JPMorgan Chase & Co., Mr. Minnick was an Associate at The Bank of Nova Scotia in the Corporate Finance and Syndications division from 1994 to 1996. Mr. Minnick began his career at AT&T (NYSE:T) where he served in several analyst capacities from 1989 to 1992, including as a Financial Analyst in the Market Analysis & Forecasting Division for Business Communications Services within the Chief Financial Officer division. From 2012 to 2019, he served as a Director of Paystar Inc., a privately-held FinTech company. Mr. Minnick received a M.B.A. from Cornell University and a B.A. from The University of St. Thomas.

Additionally, in connection with this appointment, Mr. Minnick entered into an indemnity agreement and an insider letter (the “Purchaser Insider Letter”) with the Company attached hereto as Exhibit 99.1. CIIG III entered into an identical Purchaser Insider Letter. The indemnity agreement and Purchaser Insider Letter are similar to the indemnity agreements and insider letters that the directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the other parties in accordance with the terms of the insider letter as more fully described in Exhibit 99.1.

CIIG III also entered into that certain joinder agreement to the Registration and Shareholder Rights Agreement, as amended as described in further detail below.

Other than the foregoing, Mr. Minnick is not party to any arrangement or understanding with any person pursuant to which he was appointed as CEO of the Company, nor is either party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 8.01 Other Events

On May 31, 2024, CIIG III entered into a Securities Assignment Agreement (the “Assignment Agreement”), by and between Target Global Sponsor Ltd. (the “Sponsor”), the Company and CIIG III, whereby the Sponsor sold, transferred and assigned 3,533,191 Class A ordinary shares of the Company and 17,500 Class B ordinary shares of the Company. In connection with entry into the Assignment Agreement, CIIG III entered into a Purchaser Insider Letter and a joinder agreement to the Registration and Shareholder Rights Agreement, as amended entered into by the Sponsor in connection with the Company’s initial public offering. A copy of the Assignment Agreement is attached hereto as Exhibit 99.2.

In connection with the Purchaser Insider Letter, the Company, Sponsor and other parties to the IPO Insider Letter executed a waiver and amendment modifying section 9(a) of the Lockup Period definition and the Sponsor and each Insider agreed to vote any ordinary shares owned by them in favor of any amendment to modify or extend the time to complete a proposed Business Combination in favor of such related proposals recommended by the Board of Directors. A copy of the waiver is attached hereto as Exhibit 99.3. Additionally, the Company and the Sponsor and other signatories thereto will execute an amendment to the Registration Rights Agreement (the “Amendment to the Registration Rights Agreement”) to amend the definition of “Founder Shares Lock-up Period” in the agreement. A copy of the form of Amendment to the Registration Rights Agreement is attached hereto as Exhibit 99.4.

The information furnished with this Item 8.01, including Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Letter Agreement, dated May 31, 2024, by and between Michael Minnick, CIIG Management III LLC and Target Global Acquisition I Corp.

99.2	Securities Assignment Agreement, dated May 31, 2024, by and among CIIG Management III LLC, Target Global Sponsor Ltd. and Target Global Acquisition I Corp.

99.3	Waiver and Amendment, dated May 31, 2024, to IPO Insider Letter by and among Target Global Acquisition I Corp. and the parties thereto

99.4	Form of Amendment to the Registration and Shareholder Rights Agreement, by and between Target Global Acquisition I Corp. and Target Global Sponsor Ltd. and other signatories thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Target Global Acquisition I Corp.

Date: May 31, 2024	By:	/s/ Heiko Dimmerling
		Name:	Heiko Dimmerling
		Title:	Chief Financial Officer